UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the securities exchange act of 1934

         Date of Report (Date of earliest event reported): March 5, 2010


                               IGEN Networks Corp.
               (Exact name of issuer as specified in its charter)

          Nevada                      333-141875                20-5879021
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of organization)               File Number)         Identification Number)

                            8430 WEST LAKE MEAD BLVD.
                         SUITE 100, LAS VEGAS, NV, 89128
              (Address of principal executive offices and zip code)

                                  310-425-5731
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e -4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01. CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT

On March 5, 2010, the Audit Committee of the Company's Board of Directors (the "Audit Committee") approved the dismissal of Child Van Wagoner & Bradshaw, PLLC
(CVWB) as the Company's independent registered public accounting firm. On that same date, the Audit Committee engaged ACAL Group, to serve as the independent PCAOB and CPAB registered public accounting firm to audit the Company's financial statements and to serve as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2009.

For the period from November 14, 2006 (date of appointment of CVWB) to March 5, 2010, there were no (1) disagreements with CVWB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, or (2) reportable events described under Item 304(a)(1)(v) of Regulation S-K. A letter from CVWB, LLP is attached hereto as Exhibit 16.1, indicating its agreement with the statements herein.

In deciding to select ACAL Group, the Audit Committee reviewed auditor independence issues and existing commercial relationships with ACAL Group and concluded that ACAL Group has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2009.

During the previous two fiscal years and the subsequent interim period ended September 30, 2009, the Company did not consult with ACAL Group regarding any of the matters or events set forth in Item 304(a) of Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) The following exhibits are filed with this report:

     Exhibit Number                          Description
     --------------                          -----------

         16.1              Letter from Child Van Wagoner & Bradshaw, PLLC dated
                           March 5, 2010.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Vancouver, on the 5th day of March 2010.

                                    IGEN Networks Corp.


                                    By: /s/ Michael Grudman
                                       ---------------------------------------
                                       Michael Grudman
                                       Director and
                                       Chief Financial Officer

                                  EXHIBIT INDEX

     Exhibit Number                          Description
     --------------                          -----------

         16.1              Letter from Child Van Wagoner & Bradshaw, PLLC dated
                           March 5, 2010.